Revenue	12 Months Ended
Mar. 31, 2021
Revenue from Contract with Customer [Abstract]
Revenue
18.	Revenue

(1)	Contract balances
Receivables from contracts with customers, contract assets and contract liabilities are comprised of the following:

	Yen in millions
	March 31, 2020	March 31, 2021
Receivables from contracts with customers *1	1,126,597	1,176,828
Contract assets *1	13,985	12,204
Contract liabilities *2	271,286	294,911

*1	Receivables from contracts with customers and contract assets are included in the consolidated balance sheets as “Notes and accounts receivable, trade and contract assets” and “Other”, non-current.

*2	Contract liabilities are included in the consolidated balance sheets as “Other”, both current and non-current.
Contract liabilities principally relate to customer advances received prior to performance. Revenues of 204,265 million yen and
216,931
million yen were recognized during the fiscal years ended March 31, 2020 and 2021, which were included in the balances of contract liabilities at March 31, 2019 and 2020, respectively. Revenues of
61,706 million yen and
 76,405
million yen were recognized during the fiscal years ended March 31, 2020 and 2021 from performance obligations satisfied prior to March 31, 2019 and 2020, respectively.
(2)	Performance obligations
Remaining (unsatisfied or partially unsatisfied) performance obligations represent future revenues not yet recorded for firm orders that have not yet been performed. Sony applies practical expedients to exclude certain information about the remaining performance obligations, primarily related to contracts with an expected original duration of less than one year, and sales-based or usage-based royalty revenue on licenses of intellectual property. The following table shows the summary of the transaction prices allocated to remaining performance obligations that are unsatisfied at March 31, 2021, of which more than half are expected to be recognized within one year and substantially all within three years.

Yen in millions
March 31, 2021
Pictures — Motion Pictures and Television Productions *1	644,569
Pictures — Media Networks	20,346
Music *2	57,904
Others	47,211

*1	For Motion Pictures and Television Productions in the Pictures segment, Sony has included all contracts regardless of duration.

*2
Amount included in the Music segment primarily consists of minimum royalty guarantees or fixed fees in contracts related to license revenue for ongoing access to an evolving library of content. These contracts also include the potential for sales-based or usage-based royalties to exceed the minimum guarantees, and these additional royalties are excluded from the amount above, of which substantially all are recognized as revenue within three years.

(3)	Contract costs
Contract costs are comprised as follows:

	Yen in millions
	March 31, 2020	March 31, 2021
Incremental costs of obtaining a contract	7,464	8,348
Sony applies practical expedients to recognize the incremental costs of obtaining a contract as an expense if the amortization period of the asset that otherwise would have been recognized is one year or less.
The amortization of 6,420 million yen and
 7,271
 million yen was recognized during the fiscal years ended March 31, 2020 and 2021, respectively. The incremental costs of obtaining a contract are primarily recognized in the EP&S segment for the internet-related service business and amortized to expense over the contract period.

(4)	Disaggregation of revenue
For the breakdown of sales and operating revenue by segments, product categories and geographies, refer to Note 27.